________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 2, 1997


                            WORLDWIDE PETROMOLY, INC.
             (Exact name of registrant as specified in its charter)



           Colorado                   000-24682               84-1125214
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation or organization)                          Identification No.)

                       1300 Post Oak Boulevard, Suite 1985
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)

                                 (713) 892-5823
              (Registrant's telephone number, including area code)





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



Item 5.  Other Events.

      Mr. Robert  Goldberg  resigned as a Director of Worldwide  Petrolmoly Inc.
(the   "Company")  on  October  23,  1997  to   concentrate  on  other  business
opportunities and for personal reasons.

      Mr. Manfred Sternberg was appointed as Director of the Company on October 23, 1997 by the Board of Directors. Mr. Sternberg, age 37, is licensed as an attorney in Texas. He has practiced law since 1985 and has had his own law firm since 1991. Mr. Sternberg is board certified in consumer law by the Texas Board of Legal Specialization. Mr. Sternberg's law practice is primarily involved in litigation matters.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WORLDWIDE PETROMOLY, INC.



Date: October 28, 1997                          By:         /s/ Gilbert Gertner
                                                      -------------------------
                                                      Gilbert Gertner, Chairman























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